UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2005

EXIDE TECHNOLOGIES

(Exact name of registrant as specified in its charter)

Delaware	1-11263	23-0552730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Crossroads Corporate Center

3150 Brunswick Pike

Suite 230

Lawrenceville, New Jersey 08648

(Address of Principal executive offices, including Zip Code)

(609) 512-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On March 18, 2005, Exide Technologies issued 10 1/2% Senior Secured Notes due 2013 and Floating Rate Convertible Senior Subordinated Notes due 2013. In connection with the offering of the 10 1/2% Senior Secured Notes due 2013, on March 15, 2005, Exide Technologies entered into a purchase agreement and on March 18, 2005, Exide Technologies entered into a registration rights agreement and an indenture. In connection with the Floating Rate Convertible Senior Secured Notes due 2013, on March 15, 2005, Exide Technologies entered into a purchase agreement and on March 18, 2005, Exide Technologies entered into a registration rights agreement and an indenture. These agreements have been filed as exhibits to this report and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Indenture dated as of March 18, 2005 by and between Exide Technologies and SunTrust Bank relating to the 101/2% Senior Secured Notes due 2013.

10.2	Indenture dated as of March 18, 2005 by and between Exide Technologies and SunTrust Bank relating to the Floating Rate Convertible Senior Subordinated Notes due 2013.

10.3	Registration Rights Agreement dated as of March 18, 2005 by and between Exide Technologies, on the one hand, and Deutsche Bank Securities Inc., Credit Suisse First Boston LLC, Banc of America Securities LLC and UBS Securities LLC on the other hand relating to the 101/2% Senior Secured Notes due 2013.

10.4	Registration Rights Agreement dated as of March 18, 2005 by and between Exide Technologies, on the one hand, and Deutsche Bank Securities Inc. and Credit Suisse First Boston LLC on the other hand, relating to the Floating Rate Convertible Senior Subordinated Notes due 2013.

10.5	Purchase Agreement dated as of March 15, 2005 by and between Exide Technologies, on the one hand, and Deutsche Bank Securities Inc., Credit Suisse First Boston LLC, Banc of America Securities LLC and UBS Securities LLC on the other hand relating to the 101/2% Senior Secured Notes due 2013.

10.6	Purchase Agreement dated as of March 15, 2005 by and between Exide Technologies, on the one hand, and Deutsche Bank Securities Inc. and Credit Suisse First Boston LLC on the other hand, relating to the Floating Rate Convertible Senior Subordinated Notes due 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EXIDE TECHNOLOGIES

a Delaware corporation

Dated: March 24, 2005	By:	/S/ STUART H. KUPINSKY
Name: Stuart H. Kupinsky Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Indenture dated as of March 18, 2005 by and between Exide Technologies and SunTrust Bank relating to the 10 1/2% Senior Secured Notes due 2013.

10.2	Indenture dated as of March 18, 2005 by and between Exide Technologies and SunTrust Bank relating to the Floating Rate Convertible Senior Subordinated Notes due 2013.

10.3	Registration Rights Agreement dated as of March 18, 2005 by and between Exide Technologies, on the one hand, and Deutsche Bank Securities Inc., Credit Suisse First Boston LLC, Banc of America Securities LLC and UBS Securities LLC on the other hand relating to the 10 1/2% Senior Secured Notes due 2013.

10.4	Registration Rights Agreement dated as of March 18, 2005 by and between Exide Technologies, on the one hand, and Deutsche Bank Securities Inc. and Credit Suisse First Boston LLC on the other hand, relating to the Floating Rate Convertible Senior Subordinated Notes due 2013.

10.5	Purchase Agreement dated as of March 15, 2005 by and between Exide Technologies, on the one hand, and Deutsche Bank Securities Inc., Credit Suisse First Boston LLC, Banc of America Securities LLC and UBS Securities LLC on the other hand relating to the 10 1/2% Senior Secured Notes due 2013.

10.6	Purchase Agreement dated as of March 15, 2005 by and between Exide Technologies, on the one hand, and Deutsche Bank Securities Inc. and Credit Suisse First Boston LLC on the other hand, relating to the Floating Rate Convertible Senior Subordinated Notes due 2013.

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